UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2012

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(Exact name of registrant as specified in its charter)

Nevada	000-52381	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3250 Oakland Hills Court, Fairfield, California  94534
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 707.208.6368

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 20, 2012, we obtained CDN$145,000 from several individuals in connection with our proposed acquisition of Naked Boxer Brief Clothing Inc.  The advances are interest free loans until May 31, 2012.  If we do not complete the acquisition of all the shares of Naked Boxer Brief Clothing Inc. by May 31, 2012, then the advances will be deemed to be unsecured loans which bear simple interest of 8% per annum payable on maturity, which is one year from May 31, 2012.  We may repay the principal of the loans and any accrued interest thereon at any time without penalty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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By:

/s/ James Geiskopf
James P. Geiskopf
President, Secretary, Treasurer and Director

Date: April 24, 2012